State Farm Mutual Fund Trust Money Market Fund	Summary Prospectus May 1, 2017

Ticker: MNAXX (Class A), MNBXX (Class B), SAAXX (Premier), SABXX (Legacy Class B)

Before you invest, you may want to review the fund’s prospectus, annual report, semi-annual report and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, annual report, semi-annual report, statement of additional information and other information about the fund online at http://www.statefarm.com/mutual-funds/resources-tools/prospectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The fund’s financial highlights included on pages 194-223 in the annual report dated December 31, 2016 are incorporated by reference into this summary prospectus. The current prospectus and statement of additional information, dated May 1, 2017, also are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm Money Market Fund (the “Money Market Fund” or the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 89 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Premier	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	3.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Premier		Legacy Class B
Management fees	0.10%	0.10%	0.10%		0.10%
Distribution [and/or Service] (12b-1) fees	0.15%	0.55%	0.15%		0.55%
Other Expenses	0.32%	0.32%	0.21%		0.32%
Total Annual Fund Operating Expenses	0.57%	0.97%	0.46	%(1)	0.97%

(1)	With respect to Premier shares the expense information in the table above has been restated to reflect current fees.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$ 58	$183	$318	$ 714
Class B	$399	$584	$736	$1,076
Premier	$ 47	$148	$258	$ 579
Legacy Class B	$399	$584	$736	$1,076

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$99	$309	$536	$1,076
Legacy Class B	$99	$309	$536	$1,076

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Principal Investment Strategies

Under normal conditions, the Fund invests its assets primarily (at least 99.5%) in:

•	Debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities,

•	Cash, and

•	Repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

The Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value (“NAV”) of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less.

•

The Fund will only buy securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund seeks to invest in securities that present minimal credit risk.

The Fund intends to qualify as a “government money market fund” as defined in, or interpreted in accordance with, Rule 2a-7 under the Investment Company Act of 1940, as amended. “Government money market funds” are required to invest at least 99.5% of their assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully. Government money market funds like the Fund are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. While the Board of Trustees of State Farm Mutual Fund Trust may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has elected not to do so at this time.

The Fund’s adviser seeks to develop an appropriate portfolio of securities for the Fund by considering the differences in yields among securities of different maturities and issuers.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

    Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•	Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

Government Securities Risk.    The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero

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coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

•

Transactions Risk.    The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

•

Net Asset Value Risk.    There is no assurance that the Fund will maintain a net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s sponsor will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a net asset value of $1.00 per share. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.

An investment in the Fund may be appropriate for you if you seek stability of principal, an investment for the cash portion of an asset allocation plan or are looking for an investment with a lower degree of risk. The Fund may not be suitable for you if you are seeking an investment that is likely to significantly outpace inflation, are investing for retirement or other longer term goals or are investing for growth or maximum current income.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Premier shares. Sales charges or loads are not reflected in the bar chart, and if the amounts were included, the returns would be lower than indicated. The table provides the Fund’s average annual total returns, which reflect the deduction of the maximum sales charges or loads, for the periods listed. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual- funds/investment-resources/price-performance-distributions/state- farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 1.18%,

during the second quarter of 2007.

Worst quarter: 0.00%,

during the fourth quarter of 2016.

Average Annual Total Returns (For the periods ended December 31, 2016)
Money Market Fund	1 Year	5 Years	10 Years
Premier Shares (formerly known as Legacy Class A shares)
• Return Before Taxes	0.00%	0.00%	0.66%
Legacy Class B Shares
• Return Before Taxes	-3.00%	-0.40%	0.58%
Class A Shares
• Return Before Taxes	0.00%	0.00%	0.66%
Class B Shares
• Return Before Taxes	-3.00%	-0.40%	0.58%

The Money Market Fund’s current seven-day yield on December 31, 2016 was 0.00% for Class A Shares, Class B Shares and Legacy Class B Shares and 0.0015% for Premier Shares.

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Fund Management

Investment Adviser—The investment adviser to the Fund is State Farm Investment Management Corp.

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or automated clearing house (“ACH”) without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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